                                                                EXHIBIT 99.3
                        [LETTERHEAD] WESTPOINT STEVENS


                                                               February 15, 1996


TO:  Chemical Bank
     The First National Bank of Chicago
     WPS Receivables Corporation
     Standard & Poor's Ratings Group
     Moody's Investor Services

     WESTPOINT STEVENS INC. (the "Servicer") hereby certifies that:

     1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

     2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

     IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 15th day of February, 1996.

                                    WESTPOINT STEVENS INC.


                                    By:  /s/ Craig J. Berlin
                                       --------------------------------
                                       Craig J. Berlin
                                       Corporate Credit Director
                                       Senior Credit Officer


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
                        [LETTERHEAD] WESTPOINT STEVENS


                                                                  March 15, 1996


TO:  Chemical Bank
     The First National Bank of Chicago
     WPS Receivables Corporation
     Standard & Poor's Ratings Group
     Moody's Investor Services

     WESTPOINT STEVENS INC. (the "Servicer") hereby certifies that:

     1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

     2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

     IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 15th day of March, 1996.

                                    WESTPOINT STEVENS INC.


                                    By:  /s/ Craig J. Berlin
                                       --------------------------------
                                       Craig J. Berlin
                                       Corporate Credit Director
                                       Senior Credit Officer


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
                        [LETTERHEAD] WESTPOINT STEVENS


                                                                  April 15, 1996


TO:  Chemical Bank
     The First National Bank of Chicago
     WPS Receivables Corporation
     Standard & Poor's Ratings Group
     Moody's Investor Services

     WESTPOINT STEVENS INC. (the "Servicer") hereby certifies that:

     1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

     2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

     IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 15th day of April, 1996.

                                    WESTPOINT STEVENS INC.


                                    By:  /s/ Craig J. Berlin
                                       --------------------------------
                                       Craig J. Berlin
                                       Corporate Credit Director
                                       Senior Credit Officer


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
                        [LETTERHEAD] WESTPOINT STEVENS


                                                                    May 13, 1996


TO:  Chemical Bank
     The First National Bank of Chicago
     WPS Receivables Corporation
     Standard & Poor's Ratings Group
     Moody's Investor Services

     WESTPOINT STEVENS INC. (the "Servicer") hereby certifies that:

     1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

     2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

     IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 13th day of May, 1996.

                                    WESTPOINT STEVENS INC.


                                    By:  /s/ Craig J. Berlin
                                       --------------------------------
                                       Craig J. Berlin
                                       Corporate Credit Director
                                       Senior Credit Officer


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
                        [LETTERHEAD] WESTPOINT STEVENS


                                                                   June 14, 1996


TO:  Chemical Bank
     The First National Bank of Chicago
     WPS Receivables Corporation
     Standard & Poor's Ratings Group
     Moody's Investor Services

     WESTPOINT STEVENS INC. (the "Servicer") hereby certifies that:

     1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

     2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

     IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 14th day of June, 1996.

                                    WESTPOINT STEVENS INC.


                                    By:  /s/ Craig J. Berlin
                                       --------------------------------
                                       Craig J. Berlin
                                       Corporate Credit Director
                                       Senior Credit Officer


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
                        [LETTERHEAD] WESTPOINT STEVENS


                                                                   July 15, 1996


TO:  Chemical Bank
     The First National Bank of Chicago
     WPS Receivables Corporation
     Standard & Poor's Ratings Group
     Moody's Investor Services

     WESTPOINT STEVENS INC. (the "Servicer") hereby certifies that:

     1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

     2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

     IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 15th day of July, 1996.

                                    WESTPOINT STEVENS INC.


                                    By:  /s/ Craig J. Berlin
                                       --------------------------------
                                       Craig J. Berlin
                                       Corporate Credit Director
                                       Senior Credit Officer


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
                        [LETTERHEAD] WESTPOINT STEVENS


                                                                 August 15, 1996


TO:  Chemical Bank
     The First National Bank of Chicago
     WPS Receivables Corporation
     Standard & Poor's Ratings Group
     Moody's Investor Services

     WESTPOINT STEVENS INC. (the "Servicer") hereby certifies that:

     1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

     2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

     IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 15th day of August, 1996.

                                    WESTPOINT STEVENS INC.


                                    By:  /s/ Craig J. Berlin
                                       --------------------------------
                                       Craig J. Berlin
                                       Corporate Credit Director
                                       Senior Credit Officer


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
                        [LETTERHEAD] WESTPOINT STEVENS


                                                              September 15, 1996


TO:  Chemical Bank
     The First National Bank of Chicago
     WPS Receivables Corporation
     Standard & Poor's Ratings Group
     Moody's Investor Services

     WESTPOINT STEVENS INC. (the "Servicer") hereby certifies that:

     1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

     2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

     IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 15th day of September, 1996.

                                    WESTPOINT STEVENS INC.


                                    By:  /s/ Craig J. Berlin
                                       --------------------------------
                                       Craig J. Berlin
                                       Corporate Credit Director
                                       Senior Credit Officer


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
                        [LETTERHEAD] WESTPOINT STEVENS


                                                                October 15, 1996


TO:  Chemical Bank
     The First National Bank of Chicago
     WPS Receivables Corporation
     Standard & Poor's Ratings Group
     Moody's Investor Services

     WESTPOINT STEVENS INC. (the "Servicer") hereby certifies that:

     1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

     2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

     IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 15th day of October, 1996.

                                    WESTPOINT STEVENS INC.


                                    By:  /s/ Craig J. Berlin
                                       --------------------------------
                                       Craig J. Berlin
                                       Corporate Credit Director
                                       Senior Credit Officer


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
                        [LETTERHEAD] WESTPOINT STEVENS


                                                               November 15, 1996


TO:  Chemical Bank
     The First National Bank of Chicago
     WPS Receivables Corporation
     Standard & Poor's Ratings Group
     Moody's Investor Services

     WESTPOINT STEVENS INC. (the "Servicer") hereby certifies that:

     1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

     2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

     IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 15th day of October, 1996.

                                    WESTPOINT STEVENS INC.


                                    By:  /s/ Craig J. Berlin
                                       --------------------------------
                                       Craig J. Berlin
                                       Corporate Credit Director
                                       Senior Credit Officer


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
                        [LETTERHEAD] WESTPOINT STEVENS


                                                               December 15, 1996


TO:  Chemical Bank
     The First National Bank of Chicago
     WPS Receivables Corporation
     Standard & Poor's Ratings Group
     Moody's Investor Services

     WESTPOINT STEVENS INC. (the "Servicer") hereby certifies that:

     1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

     2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

     IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 15th day of December, 1996.

                                    WESTPOINT STEVENS INC.


                                    By:  /s/ Craig J. Berlin
                                       --------------------------------
                                       Craig J. Berlin
                                       Corporate Credit Director
                                       Senior Credit Officer


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
                        [LETTERHEAD] WESTPOINT STEVENS


                                                                January 15, 1997


TO:  Chemical Bank
     The First National Bank of Chicago
     WPS Receivables Corporation
     Standard & Poor's Ratings Group
     Moody's Investor Services

     WESTPOINT STEVENS INC. (the "Servicer") hereby certifies that:

     1. This Certificate is being delivered pursuant to Section 3.06 of the Pooling and Servicing Agreement, dated as of December 10, 1993, and amended and restated as of May 27, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among WPS Receivables Corporation, as Transferor, the Servicer, and Chemical Bank, as the Trustee.

     2. As of the date of this Certificate, the Authorized Officer (as defined in the Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Liquidation Event, Unmatured Liquidation Event or Pay-Out Event (each as defined in the Agreement).

     IN WITNESS WHEREOF, the Servicer has caused this Certificate to be executed by its duly authorized officer this 15th day of January, 1997.

                                    WESTPOINT STEVENS INC.


                                    By:  /s/ Craig J. Berlin
                                       --------------------------------
                                       Craig J. Berlin
                                       Corporate Credit Director
                                       Senior Credit Officer


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